                                                                 Exhibit (n)(2)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to us under the heading "Experts" in this Amendment
No. 8 to Registration Statement No. 811-05749 on Form N-2 for The China Fund,
Inc.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
June 23, 2005